Exhibit 2.2

            Amendment No. 1 to Agreement and Plan of Merger

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         AMENDMENT NO.1 TO AGREEMENT AND PLAN OF MERGER


          AMENDATORY AGREEMENT, dated as of June 27, 1995, by and among ENTEX Information Services, Inc., a Delaware corporation ("Parent"), ENTEX Acquisition Corp., a Colorado corporation and wholly owned subsidiary of Parent ("Sub"), and Random Access, Inc., a Colorado corporation (the "Company").

          WHEREAS, Parent, Sub and the Company are parties to an Agreement and Plan of Merger, dated as of May 15, 1995 (the
"Agreement"); and

          WHEREAS, the parties have mutually agreed that it is in their respective best interests that the Agreement be amended as provided herein.

          NOW, THEREFORE, the parties hereto agree as follows:

       1.  Amendment of Section 2.01 of the Agreement.  Section
2.01 of the Agreement is hereby amended by deleting such Section as it currently exists in its entirety and inserting in lieu thereof the following:

          Section 2.01. Conversion of Securities. Each share of common stock, $0.0001 par value, of the Company (the "Shares") issued and outstanding immediately prior to the Effective Time, other than Shares owned by Parent, Sub or any other wholly owned subsidiary of Parent or held in the treasury of the Company, all of which shall be canceled (collectively, the "Canceled Shares"), and Shares held by Dissenting Shareholders (as defined in Section 2.06 hereof) (collectively, the "Dissenting Shares"), shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive $3.25 net to the holder in cash (the "Merger Consideration"), payable to the holder thereof, without interest thereon, upon the surrender of the certificate representing such Share.

       2.  Amendment of Section 3.03 of the Agreement.  Section
3.03 of the Agreement is hereby amended by deleting the third sentence of such Section as it currently exists in its entirety and inserting in lieu thereof the following:

     Other than Total Access Limited Liability Company, a Wyoming limited liability company ("Total Access"), which is 88%-owned by the Company, all of the outstanding shares of capital stock of each Subsidiary are validly issued, fully paid and nonassessable and owned directly or indirectly by the Company free and clear of all liens, claims or encumbrances and were not issued in violation of any preemptive right.

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       3.  Amendment of Section 5.02 of the Agreement.
Section 5.02 of the Agreement is hereby amended by deleting such Section as it currently exists in its entirety and inserting in lieu thereof the following:

          Section 5.02.  Consolidated Net Worth.

                    (a)  As promptly as practicable after the
          date hereof, the Company will prepare and deliver to Parent unaudited financial statements for the Company and its consolidated subsidiaries as of May 31, 1995 (the "May 31 Financial Statements") and a report (the "Tangible Net Worth Report") setting forth the amount of the Tangible Net Worth of the Company as of May 31, 1995. The May 31 Financial Statements shall include line items consistent with the financial statements of the Company included in the Amended February 28 Form 10-Q and shall be prepared in accordance with generally accepted accounting principles applied on a consistent basis with those used in preparing the financial statements included in the Amended
          February 28 Form 10-Q.

                    (b) The May 31 Financial Statements shall be audited by Parent's independent accountants, KPMG Peat Marwick LLP ("KPMG Peat Marwick"), and the Company will use its best efforts to cooperate with KPMG Peat Marwick to enable such firm to complete its audit as promptly as practicable and to express its opinion as to the fairness of the presentation of the May 31 Financial Statements. The Company shall use its best efforts to cause its independent accountants, Deloitte & Touche LLP ("Deloitte & Touche"), to cooperate with KPMG Peat Marwick in making available to KPMG Peat Marwick all workpapers of Deloitte & Touche that KPMG Peat Marwick may reasonably request in connection with such audit. The Company will conduct a physical count of all the inventory of the Company and its consolidated subsidiaries as of May 31, 1995. This physical count will be observed by KPMG Peat Marwick as part of such firm's examination of the May 31 Financial Statements in accordance with generally accepted auditing standards. Representatives of Parent and Parent's lenders shall have the right to observe such count and to review the Company's compilation of such physical inventory and the workpapers of KPMG Peat Marwick relating to its observations of the physical inventory conducted by the Company. The fees and expenses of KPMG Peat Marwick in conducting such audit shall be paid by the Company.

                    (c)  As promptly as practicable after the
          delivery by the Company of the May 31 Financial Statements, KPMG Peat Marwick shall use its best efforts to complete its audit of the May 31 Financial Statements and to express its opinion thereon. Prior to expressing its opinion, KPMG Peat Marwick shall deliver to Parent and the Company a draft of the May 31 Financial Statements and its draft opinion thereon (the "Audited Financial Statements"). KPMG Peat Marwick shall also deliver to Parent the Tangible Net Worth

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          Report, together with a statement by KPMG Peat Marwick
          to the effect that such report has been prepared in accordance with generally accepted accounting principles applied on a consistent basis with those used in preparing the financial statements included in the Amended February 28 Form 10-Q and the terms of this Agreement. Representatives of the Company shall have the opportunity to examine the workpapers, schedules and other documents prepared or used by KPMG Peat Marwick in connection with the draft report on the audit of the May 31 Financial Statements and the Tangible Net Worth Report.

                    (d)  The Company shall have a period of
          twenty (20) days after delivery of the draft Audited Financial Statements and the draft Tangible Net Worth Report to present in writing to Parent objections the Company may have to the matters set forth therein, which objections shall be set forth in reasonable detail. If no objections are raised within such twenty
          (20) day period, the draft Audited Financial Statements and draft Tangible Net Worth Report shall be deemed accepted and approved by the Company. If the Company shall raise any objections within such twenty (20) day period, and, Parent and the Company are unable to resolve such dispute within ten (10) days after such objections are raised, then the specific matters in dispute shall be submitted to a nationally recognized firm of independent accountants agreed upon by Parent and the Company (the "Arbitrating Accountants"), which firm shall make a final and binding determination as to such matter or matters within ten (10) days after the submission of such matters to such Arbitrating Accountants. The fees and expenses of the Arbitrating Accountants shall be borne equally by Parent and the Company. The parties shall use their best efforts to resolve all disputes with respect to the Audited Financial Statements and the Tangible Net Worth Report by August 15, 1995.

                    (e)  For purposes of this Agreement, the
          "Tangible Net Worth" of the Company shall mean the stockholders' equity of the Company, reduced by amounts reflected on the Company's balance sheet as "Other Assets", including, but not limited to, franchise rights and vendor authorizations, goodwill and other intangible assets, and deposits, and giving effect to
          (i) the acquisition by the Company of all of the outstanding common stock of Advanced Systems and Peripherals, Inc. ("ASAP"), and (ii) the payment of accrued costs and settlement costs and legal fees and expenses of approximately $175,000 (taking into account applicable tax benefits) in connection with the settlement of the Lane Litigation; provided, however, that for purposes of determining such Tangible Net Worth, the Company shall not be required to include as additional goodwill as of May 31, 1995, any accrued "earn-out" or additional purchase price consideration payable by the Company in connection with the acquisition of ASAP or the acquisition by the Company on February 15, 1995 from Documatrix Corporation ("Documatrix") of certain assets (the "Documatrix Assets"), and the assumption by the Company of certain

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          liabilities of Documatrix (the "Documatrix
          Liabilities") in conjunction with the acquisition of
          the Documatrix Assets.   By way of example, Schedule
          5.02(e) attached hereto sets forth a calculation of the Tangible Net Worth of the Company as of February 28, 1995, based upon the pro forma balance sheet of the Company as of such date set forth in Note 5 to the financial statements included in the Amended February 28 Form 10-Q, and giving effect to the ASAP acquisition and the settlement of the Lane Litigation as of such date.

       4.  Amendment of Section 5.15 of the Agreement.  Section
5.15 of the Agreement is hereby amended by deleting such Section as it currently exists in its entirety and inserting in lieu thereof the following:

          Section 5.15. Directors' and Officers' Insurance. The Company shall deliver to Parent a binder (the "D&O Insurance Binder") validly obtained from an insurer approved by Parent, evidencing such insurer's irrevocable commitment to provide not less than $2.5 million of directors' and officers' insurance covering the directors and officers of the Company for the period beginning on June 8, 1995 and ending not earlier the Effective Time and for non-cancellable "tail" coverage for the period beginning at Effective Time and ending not earlier than one year after the Effective Time, and otherwise containing terms and conditions (including, but not limited to, scope of coverage) at least as favorable as the directors' and officers' insurance policies covering the Company's directors and officers in effect on May 15, 1995.

       5.  Addition of New Section 5.16 to the Agreement.  The
Agreement is hereby amended by adding thereto a new  Section
5.16, reading as follows:

          Section 5.16. Documatrix Divestiture. The Company will use its best efforts to negotiate, execute and deliver as promptly as practicable one or more agreements or other documents satisfactory in form and substance to Parent in its sole discretion (the "Documatrix Divestiture Documents"), pursuant to which the Company will divest its entire right, title and interest in and to the Documatrix Assets and will be relieved of substantially all the Documatrix Liabilities, and to consummate the transactions contemplated by the Documatrix Divestiture Documents on or before August 11, 1995.

       6.  Amendment of Section 6.03(f) of the Agreement.
Subparagraph (f) of Section 6.03 of the Agreement is hereby amended by deleting such Subsection as it currently exists in its entirety and inserting in lieu thereof the following:

          (f) The Tangible Net Worth of the Company as reflected on the consolidated balance sheet of the Company as of May 31, 1995, determined in accordance with Section 5.02, shall be not less than $13,500,000;

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       7.  Amendment of Section 6.03(l) of the Agreement.
Subsection (l) of Section 6.03 of the Agreement is hereby amended by deleting such Subsection as it currently exists in its entirety and inserting in lieu thereof the following:

          (l) By not later than immediately prior to the Effective Time, the Company and Milliken shall have entered into a Purchase Agreement, and Total Access and Milliken shall have entered into a Second Amendment to the Operating Agreement of Total Access, each substantially in the form of Annexes E-1 and E-2 hereto, pursuant to which the Company shall acquire from Milliken all of his right, title and interest in Total Access and the transactions contemplated by such Purchase Agreement shall have been consummated;

       8.  Addition of new Section 6.03(n) to the Agreement.
The Agreement is hereby amended by adding thereto after Subsection (m) of Section 6.03 thereof a new Subsection (n) of
Section 6.03 thereof, reading as follows:

          (n) The Documatrix Divestiture Documents shall have been executed and delivered and the transactions contemplated thereby shall have been consummated;

          The Agreement is further amended by renumbering Subsections (n) through (q) of Section 6.03 of the Agreement as they currently exist (prior to giving effect to addition of the new Subsection (n) of Section 6.03 of the Agreement as described in this Section 7, as Subsections (o) through (r) of Section 6.03, respectively.

       9. Amendment of Annex C to the Agreement. Annex C to the Agreement, the form of the Consulting Agreement to be entered into by Parent, the Company and Bruce A. Milliken, is hereby amended by deleting the whole thereof as it currently exists, and substituting therefor the revised Annex C in the form attached hereto.

       10. Amendment of Annex E to the Agreement. Annex E to the Agreement, the form of the Purchase Agreement to be entered into by the Company and Bruce A. Milliken, is hereby amended by deleting the whole thereof as it currently exists, and substituting therefor revised Annexes E-1 and E-2 in the form attached hereto.

       11.  Amendment of Section 8.01 of the Agreement.  (a)
Subsection (b) of Section 8.01 of the Agreement is hereby amended by deleting such Subsection as it currently exists in its entirety and inserting in lieu thereof the following:

          (b) If this Agreement is terminated as a result of the occurrence of any of the events set forth below (a "Trigger
     Event"):

               (i) the Company shall have entered into, or shall have publicly announced its intention to enter into, an agreement or an agreement in principle with respect to any Acquisition Proposal;

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               (ii) any representations or warranty made by the
          Company in, or pursuant to, this Agreement shall not have been true and correct in all material respects when made and any such failures to be true and correct could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or the Company shall have failed to observe or perform in any material respect any of its obligations under this Agreement;

               (iii) the Board of Directors of the Company shall have withdrawn or materially modified in a manner adverse to Parent or Sub its approval or recommendation of the Merger or this Agreement, in any such case whether or not such withdrawal or modification is required by the fiduciary duties of the Board of Directors; or

               (iv) the Company's shareholders shall have failed to approve the Merger at the Shareholders' Meeting;

     and, at the time of such termination, Parent is not in breach of any material provision of this Agreement, then (A) if such termination is due to a Trigger Event other than the event described in subclause (ii) above, the Company shall pay Parent promptly, but in no event later than two business days after the termination of the Agreement, a cash termination fee of $1,050,000, on account of fees, costs and out-of-pocket expenses incurred by Parent or Sub (including, without limitation, fees and expenses payable to all legal, accounting, financial, public relations and other professional advisors) arising out of, in connection with or related to the Merger or the transactions contemplated by this Agreement and (B) if such termination is due to a Trigger Event described in subclause (ii) above the Company shall pay to Parent a cash termination fee of $750,000, on account of such fees, costs and out-of pocket expenses, of which $500,000 shall be paid promptly, but in no event later than two business days after the termination of the Agreement, and the remainder shall be paid, without interest thereon, fourteen months after the termination of the Agreement.

          (b) Subsection (c) of Section 8.01 of the Agreement is hereby amended by deleting such Subsection as it currently exists in its entirety and inserting in lieu thereof the following:

          (c) If this Agreement is terminated by reason of (i) the failure by Parent to satisfy the condition contained in
     Section 6.03(g) for any reason other than as a consequence of a Company Material Adverse Effect, or (ii) the failure by Parent to satisfy the condition contained in Section 6.03(i) and, at the time of such termination, the Company is not in breach of any material provision of this Agreement, then Parent shall pay to the Company promptly, but in no event later than two business days after the termination of this Agreement by reason of the failure by Parent to satisfy either of such conditions, a cash termination fee of $750,000 on account of fees, costs and out-of-pocket expenses incurred by the Company (including, without

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     limitation, fees and expenses payable to all legal,
     accounting, financial, public relations and other professional advisors) arising out of, in connection with or related to the Merger or the transactions contemplated by this Agreement, of which $500,000 shall be paid promptly, but in no event later than two business days after such termination, and the remainder shall be paid, without interest thereon, fourteen months after such termination.

       12. Defined Terms. Capitalized terms that are defined in the Agreement and not otherwise defined in this Amendatory
Agreement shall have the meanings ascribed to them in the Agreement.

       13. Representations and Warranties Restated. Except as set forth on Schedule A hereto, each and every representation and warranty made by the parties to the Agreement is hereby restated as of, and as if originally made on, the date hereof.

       14. Agreement Remains in Force. Except as expressly set forth in this Amendatory Agreement, the Agreement remains unmodified and in full force and effect.

       15. Counterparts; Effect. This Amendatory Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

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          IN WITNESS WHEREOF, Parent, Sub and the Company have
caused this Amendatory Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                              ENTEX INFORMATION SERVICES, INC.



                              By:  /s/ Robert R. Auray, Jr.
                                   Name:  Robert R. Auray, Jr.
                                   Title:  Executive Vice
                                           President and Chief
                                           Financial Officer


                              ENTEX ACQUISITION CORP.



                              By: /s/ Robert R. Auray, Jr.
                                   Name:  Robert R. Auray, Jr.
                                   Title:  Vice President


                              RANDOM ACCESS, INC.



                              By:  /s/ Bruce A. Milliken
                                   Name:  Bruce A. Milliken
                                   Title:  Chairman

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                                                            Schedule A

     Add to Schedule 3.09:

          15. Losses from operations for the fiscal quarter ended May 31, 1995, previously identified and disclosed to Parent, currently estimated to be approximately $950,000 after taxes.